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                        SCHRODER CAPITAL FUNDS (DELWARE)

                  PROSPECTUS SUPPLEMENT DATED NOVEMBER 28, 2000

                To Investor Shares Prospectus dated March 1, 2000


1.   SCHRODER INTERNATIONAL FUND - REDEMPTION FEE

Effective November 1, 2000, Schroder International Fund (the "Fund") will impose a 2.00% redemption fee on Fund shares redeemed (including in connection with an exchange) three months or less from their date of purchase.
The fee is not a sales charge (load); it will be paid directly to the Fund.

The redemption fee will apply only to Fund shares purchased on or after November 1, 2000. To the extent that the redemption fee applies, the price you will receive when you redeem your shares is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares acquired prior to November 1, 2000; (ii) from shares purchased through the reinvestment of dividends and distributions paid by the Fund; and
(iii) from all other shares, on a first-purchased, first-redeemed basis. Only shares described in clause (iii) above that are redeemed three months or less from their date of purchase will be subject to the redemption fee.

Please contact SIMNA at (800) 464-3108 if you have questions as to whether the redemption fee applies to some or all of your shares.

To reflect the Fund's redemption fee, "Shareholder Fees" on page 14 of the Prospectus is amended in its entirety as follows:

SHAREHOLDER FEES (paid directly from your investment):

     Maximum Sales Load Imposed on Purchases............................None
     Maximum Deferred Sales Load........................................None
     Maximum Sales Load Imposed on Reinvested Dividends.................None
     Redemption Fee:
               Schroder International Fund.............................2.00%(1)

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               All other Funds..........................................None
     Exchange Fee.......................................................None
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(1) Shares of Schroder International Fund held for three months or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after November 1, 2000.

2.   SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

The second sentence under "Schroder International Smaller Companies Fund" on the front cover of the Prospectus is restated in its entirety to read as follows:
"The Fund invests primarily in equity securities of companies with market capitalizations of $2.2 billion or less." In addition, the first sentence under "Principal Investment Strategies" for Schroder International Smaller Companies Fund on page 7 of the Prospectus is restated in its entirety as follows: "The Fund normally invests at least 65% of its total assets in equity securities of smaller companies (with market capitalizations of $2.2 billion or less at the time of investment) domiciled outside the United States."

3.   SCHRODER U.S. SMALLER COMPANIES FUND

The second sentence under "Schroder U.S. Smaller Companies Fund" on the front cover of the Prospectus is restated in its entirety to read as follows: "The Fund invests in equity securities of issuers domiciled in the United States with market capitalizations of $2.2 billion or less." In addition, the first sentence under "Principal Investment Strategies" for Schroder U.S. Smaller Companies Fund on page 11 of the Prospectus is restated in its entirety as follows: "The Fund normally invests at least 65% of its total assets in equity securities of companies in the United States that have (at the time of investment) market capitalizations of $2.2 billion or less."

4.   SCHRODER MICRO CAP FUND

The second sentence under "Schroder Micro Cap Fund" on the front cover of the Prospectus is restated in its entirety to read as follows: "The Fund invests in equity securities of issuers with market capitalizations of $500 million or less."

The first sentence under "Principal Investment Strategies" for Schroder Micro Cap Fund on page 12 of the Prospectus is restated in its entirety as follows:
"The Fund normally invests at least 65% of its total assets in equity securities of micro cap companies."

The second sentence under "Principal Investment Strategies" for Schroder Micro Cap Fund on page 12 of the Prospectus is restated in its entirety as follows: "A micro cap company is a company with, at the time of initial investment, a market capitalization of $500 million or less."

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5.   SCHRODER U.S. DIVERSIFIED GROWTH FUND

The name of Schroder U.S. Diversified Growth Fund has been changed to "Schroder U.S. Large Cap Equity Fund."

The third sentence under "Principal Investment Strategies" for Schroder U.S. Diversified Growth Fund on page 10 of the Prospectus is restated in its entirety as follows: "The Fund normally invests in securities of companies with market capitalizations of more than $5 billion (at the time of investment)."

6.   SCHRODER EMERGING MARKETS FUND

The following is inserted immediately prior to the last sentence of the second paragraph under the heading "Principal Investment Strategies" on page 5 of the prospectus: "Schroder has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund's eligible investments."

7.   MANAGEMENT OF THE FUNDS

The paragraph under the heading "Portfolio Managers" on p. 21 is revised to read in its entirety as follows: "Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee; all investment decisions for Schroder U.S. Large Cap Equity Fund, Schroder International Smaller Companies Fund and Schroder Emerging Markets Fund are made by investment committees for each asset class. Schroder's emerging markets investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for economic analysis and asset allocation, investment strategy and global stock and sector selection. Schroder's international small cap investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for asset allocation and investment strategy. The following portfolio managers have had primary responsibility for making investment decisions for the Funds since the years shown below. Their recent professional experience is also shown."

The table entries for Schroder U.S. Diversified Growth Fund and Schroder Emerging Markets Fund are deleted in their entirety from the Table of Portfolio Managers on p. 22.